EXHIBIT 99.1

Support.com Reports Fourth Quarter and 2013 Financial Results

REDWOOD CITY, CA – February 12, 2014 - Support.com, Inc. (NASDAQ: SPRT), a leading provider of cloud-based technology services and software, today reported unaudited financial results for its fourth quarter and year ended December 31, 2013.

Q4 2013 Financial Summary

For the fourth quarter of 2013, total non-GAAP revenue was $24.9 million compared to $18.9 million in the fourth quarter of 2012 and $23.7 million in the third quarter of 2013. Total GAAP revenue for the fourth quarter of 2013 was $24.5 million, after a warrant-related charge to revenue of $394,000, compared to $18.9 million in the fourth quarter of 2012, which did not have a warrant-related charge, and $23.4 million in the third quarter of 2013, after a warrant-related charge to revenue of $383,000.

On a non-GAAP basis, income from continuing operations for the fourth quarter of 2013 was $5.3 million, or $0.10 per share, compared to $2.9 million, or $0.06 per share, in the fourth quarter of 2012 and $4.6 million, or $0.08 per share, in the third quarter of 2013.

On a GAAP basis, income from continuing operations for the fourth quarter of 2013 was $2.8 million, or $0.05 per share, compared to $1.2 million, or $0.02 per share, in the fourth quarter of 2012 and $3.0 million, or $0.06 per share, in the third quarter of 2013.

At December 31, 2013 cash, cash equivalents and investments were $72.4 million compared to $68.5 million at September 30, 2013.

2013 Financial Summary

Total non-GAAP revenue for 2013 was $88.9 million compared to $72.0 million in 2012. Total GAAP revenue for 2013 was $88.2 million, after warrant-related charges of $777,000.

Non-GAAP income from continuing operations for 2013 was $16.8 million, or $0.31 per share, compared to $935,000, or $0.02 per share, in 2012.

On a GAAP basis, income from continuing operations for 2013 was $10.3 million, or $0.19 per share, compared to a loss of $5.5 million, or $(0.11) per share, in 2012.

Non-GAAP revenue excludes warrant related charges. Non-GAAP income from continuing operations excludes warrant-related charges, stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. These items impacted results from continuing operations by $2.4 million in the fourth quarter of 2013, $1.7 million in the fourth quarter of 2012 and $1.6 million in the third quarter of 2013. On an annual basis, these items impacted results from continuing operations by $6.4 million in 2013 and $6.5 million in 2012. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

"Our 2013 results were strong, with outstanding growth in revenue, profitability and cash flow," said Josh Pickus, President and CEO. "Program changes at the end of the year adversely affected our outlook for the first quarter of 2014, but we are moving forward aggressively with growth in existing programs, new customer wins and innovative product plans for current and future markets.”

Recent Company Highlights
•	Bundled home networking support program growing; additional agent hiring in process
•	DISH® Network program expanding
•	New premium technology support deals for Sam’s Club, Carbonite and Suddenlink
•	Selected for first home security and automation program
•	Software as a Service customer base continues to grow
•	Next generation Nexus® Service Platform to be released in first quarter of 2014

Recent Financial Highlights
•	Fourth quarter non-GAAP revenue grew 32% from prior year and 5% sequentially; 2013 non-GAAP revenue grew 24% from prior year
•
Fourth quarter non-GAAP income from continuing operations grew 78% from prior year and 14% sequentially; non-GAAP income from continuing operations grew from $0.02 per share in 2012 to $0.31 per share in 2013

•	Cash, cash equivalents and investments grew by $3.9 million in fourth quarter and $16.0 million in 2013

Conference Call

Support.com will host a conference call discussing the Company's fourth quarter and full year 2013 results on Wednesday, February 12, 2014 starting at 4:30 p.m. ET (1:30 p.m. PT). The live call may be accessed by dialing (877) 388-8486 (domestic) or (408) 427-3864 (international) and referencing passcode 34200416. A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com's website at http://www.support.com/investors/events.

About Support.com

Support.com, Inc. (NASDAQ: SPRT) is a leading provider of cloud-based services and software that enable technology support for a connected world. Our premium technology support programs help leading brands create new revenue streams and deepen customer relationships. Our cloud-based Nexus® Service Platform enables companies to resolve connected technology issues quickly, boost their support productivity, and dramatically improve their customer experience. Support.com is the choice of leading communications providers including 3 of the top 5 cable companies in North America, top retailers, and other leading brands in software and connected technology.  For more information, please visit us at: www.support.com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about/careers.

Copyright ® 2014 Support.com, Inc. All rights reserved. Support.com and Nexus are trademarks or registered trademarks of Support.com, Inc. in the U.S. and other countries.

Safe Harbor Statement

This release contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to expected financial performance (including without limitation statements involving growth and projections of revenue, margin, income (loss) from continuing operations, income (loss) per share from continuing operations, cash usage or generation, cash balance, capital structure and other financial items); the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; and future performance in economic and other terms. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially including, among others, our ability to retain and grow major programs, our ability to expand our customer base, our ability to market and sell our Nexus Service Platform, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to retain personnel, and our ability to control expenses and achieve desired margins. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements.

Disclosure Regarding Non-GAAP Financial Measures

Support.com excludes warrant-related charges and stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill from its GAAP results in order to determine the non-GAAP financial measures of income (loss) from continuing operations and income (loss) from continuing operations per share. We believe that the non-GAAP measure, when viewed in addition to and not in lieu of our reported GAAP results, assists investors in understanding our results of operations.

A. Warrant-related charges. When evaluating its operating performance management excludes warrant-related charges against revenue in the period in which performance milestones are met and warrants are earned and issued because the Company does not incur such non-cash charges on a predictable basis and exclusion of such charges enables more consistent evaluation of the Company’s operating performance. For the fourth quarter of 2013, the warrant-related charge was $394,000 compared to zero in the fourth quarter of 2012 and $383,000 the third quarter of 2013.

B. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its performance from period to period because such expenses do not require cash settlement and because such expenses are not used by management to assess the performance of the Company's business. Stock-based compensation expense was $1.0 million in the fourth quarter of 2013, compared to $1.6 million in the fourth quarter of 2012 and $870,000 in the third quarter of 2013.

C. Amortization of intangible assets and other. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance. Amortization of intangible assets and other was $316,000 in the fourth quarter of 2013, compared to $368,000 in the fourth quarter of 2012 and $335,000 in the third quarter of 2013.

D. Restructuring and impairment charges. The Company does not undertake significant restructurings on a predictable basis and therefore excludes associated charges in order to enable better and more consistent evaluation of the Company's operating expenses before and after such actions are taken. Restructuring and impairment charges were $431,000 in the fourth quarter of 2013, compared to zero in the fourth quarter of 2012 and zero in the third quarter of 2013.

E. Acquisition expense. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition expenses such as legal fees and advisory fees when evaluating ongoing operating performance. Acquisition expense was zero in the fourth quarter of 2013, compared to zero in the fourth quarter of 2012 and zero in the third quarter of 2013.

F. Other non-recurring items. Management excludes non-recurring items, which generally do not require cash settlement, when evaluating its operating performance because the Company does not incur such expenses or obtain such benefits on a predictable basis and exclusion of such expenses or benefits enables more consistent evaluation of the Company’s operating performance. Other non-recurring items resulted in an expense of $168,000 in the fourth quarter of 2013, a benefit of $293,000 in the fourth quarter of 2012, and a benefit of $57,000 in the third quarter of 2013.

G. Tax expense associated with acquired goodwill. The Company does not amortize goodwill in its consolidated financial statements. However, for goodwill created through Asset Purchase Agreement transactions, the Company is required to amortize goodwill in its tax returns and to reflect such tax return entries as additional tax expense in its consolidated financial statements. The Company excludes the tax expense associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company’s operating performance. Tax expense associated with acquired goodwill was $80,000 in the fourth quarter of 2013, compared to $88,000 in the fourth quarter of 2012 and $54,000 in the third quarter of 2013.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the items indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such items will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31,	September 30,	December 31,
	2013 (1)	2013	2012 (2)

Assets
Current assets:
Cash, cash equivalents and short-term investments	$72,357	$68,450	$56,350
Accounts receivable, net	13,993	13,644	9,689
Prepaid expenses and other current assets	1,322	2,236	1,359
Total current assets	87,672	84,330	67,398
Property and equipment, net	461	507	591
Purchased technology, net	-	-	62
Goodwill	14,240	14,240	14,240
Intangible assets, net	3,454	3,770	4,775
Other assets	1,072	1,038	1,193

Total assets	$106,899	$103,885	$88,259

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$3,017	$4,377	$2,053
Other accrued liabilities	3,359	3,856	3,969
Short-term deferred revenue	3,323	4,358	6,618
Total current liabilities	9,699	12,591	12,640
Long-term deferred revenue	50	32	35
Other long-term liabilities	1,754	1,604	1,421
Total liabilities	11,503	14,227	14,096

Stockholders' equity:
Common stock	5	5	5
Additional paid-in-capital	258,291	255,444	242,954
Treasury stock	(5,036)	(5,036)	(922)
Accumulated other comprehensive loss	(1,874)	(1,893)	(1,501)
Accumulated deficit	(155,990)	(158,862)	(166,373)
Total stockholders' equity	95,396	89,658	74,163

Total liabilities and stockholders' equity	$106,899	$103,885	$88,259

Note 1: Amounts are subject to completion of managements and its independent registered public accounting firm's customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2012.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Year Ended December 31,
	December 31, 2013 (1)	September 30, 2013	December 31, 2012	2013 (1)	2012 (2)

Revenue:
Services	$21,973	$19,305	$15,344	$73,852	$57,622
Software and other	2,504	4,054	3,533	14,311	14,332
Total revenue	24,477	23,359	18,877	88,163	71,954

Cost of revenue:
Cost of services (3)	14,014	11,046	8,648	43,208	37,343
Cost of software and other (3)	300	294	278	1,172	1,421
Total cost of revenue	14,314	11,340	8,926	44,380	38,764
Gross profit	10,163	12,019	9,951	43,783	33,190
Operating expenses:
Amortization of intangible assets and other	316	335	368	1,321	1,522
Research and development (3)	1,410	1,456	1,652	5,735	6,773
Sales and marketing (3)	2,167	4,120	3,377	14,599	18,285
General and administrative (3)	3,183	3,077	3,572	11,376	12,234
Total operating expenses	7,076	8,988	8,969	33,031	38,814

Income (loss) from operations	3,087	3,031	982	10,752	(5,624)

Interest income and other, net	62	127	71	369	297

Income (loss) from continuing operations, before income taxes	3,149	3,158	1,053	11,121	(5,327)

Income tax provision (benefit)	326	121	(145)	772	208

Income (loss) from continuing operations, after income taxes	2,823	3,037	1,198	10,349	(5,535)

Income (loss) from discontinued operations, net of income taxes	50	(5)	101	34	111

Net income (loss)	$2,873	$3,032	$1,299	$10,383	$(5,424)

Income (loss) from continuing operations, after income taxes
Basic	$0.05	$0.06	$0.02	$0.20	$(0.11)
Diluted	$0.05	$0.06	$0.02	$0.19	$(0.11)

Income (loss) from discontinued operations, net of income taxes
Basic	$0.00	$(0.00)	$0.00	$0.00	$0.00
Diluted	$0.00	$(0.00)	$0.00	$0.00	$0.00

Shares used in computing per share amounts:
Basic	52,959	52,266	49,475	51,553	48,798
Diluted	54,637	54,661	51,872	53,825	48,798

Note 3: Includes stock-based compensation expense, restructuring and impairment charges, acquisition expense and other non-recurring items, as follows:

	Three Months Ended			Year Ended December 31,
	December 31, 2013 (1)	September 30, 2013	December 31, 2012	2013 (1)	2012 (2)
Cost of revenue:
Cost of services	$407	$84	$83	$649	$353
Cost of software and other	4	3	2	12	26
Operating expenses:
Research and development	248	192	199	778	1,019
Sales and marketing	172	103	111	457	623
General and administrative	648	488	1,191	2,017	2,926
Total	$1,479	$870	$1,586	$3,913	$4,947

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Year Ended December 31,
	December 31, 2013 (1)	September 30, 2013	December 31, 2012	2013 (1)	2012 (2)

GAAP revenue	$24,477	$23,359	$18,877	$88,163	$71,954
Warrant-related charge	394	383	-	777	-
Non-GAAP revenue	$24,871	$23,742	$18,877	$88,940	$71,954

GAAP cost of revenue	$14,314	$11,340	$8,926	$44,380	$38,764
Stock-based compensation expense (Cost of revenue portion only)	(94)	(87)	(85)	(344)	(380)
Restructuring and impairment charges (Cost of revenue portion only)	(317)	-	-	(317)	1
Non-GAAP cost of revenue	$13,903	$11,253	$8,841	$43,719	$38,385

GAAP operating expenses	$7,076	$8,988	$8,969	$33,031	$38,814
Stock-based compensation expense (Excl. cost of revenue portion)	(954)	(783)	(1,501)	(3,138)	(4,145)
Amortization of intangible assets and other	(316)	(335)	(368)	(1,321)	(1,522)
Restructuring and impairment charges (Excl. cost of revenue portion)	(114)	-	-	(114)	(244)
Acquisition expense	-	-	-	-	(36)
Other non-recurring items	-	-	-	-	(143)
Non-GAAP operating expenses	$5,692	$7,870	$7,100	$28,458	$32,724

GAAP interest income and other, net	$62	$127	$71	$369	$297
Other non-recurring items	-	(57)	-	(57)	-
Non-GAAP interest income and other, net	$62	$70	$71	$312	$297

GAAP income tax provision (benefit)	$326	$121	$(145)	$772	$208
Tax expense associated with acquired goodwill	(80)	(54)	(88)	(289)	(294)
Other non-recurring items	(168)	-	293	(168)	293
Non-GAAP income tax provision (benefit)	$78	$67	$60	$315	$207

GAAP income (loss) from continuing operations, after income taxes	$2,823	$3,037	$1,198	$10,349	$(5,535)
Warrant-related charge	$394	$383	$-	$777	$-
Stock-based compensation expense	1,048	870	1,586	3,482	4,525
Amortization of intangible assets and other	316	335	368	1,321	1,522
Restructuring and impairment charges	431	-	-	431	243
Acquisition expense	-	-	-	-	36
Tax expense associated with acquired goodwill	80	54	88	289	294
Other non-recurring items	168	(57)	(293)	111	(150)
Total impact of Non-GAAP exclusions	2,437	1,585	1,749	6,411	6,470
Non-GAAP income (loss) from continuing operations, after income taxes	$5,260	$4,622	$2,947	$16,760	$935

Income (loss) from continuing operations, after income taxes
Basic - GAAP	$0.05	$0.06	$0.02	$0.20	$(0.11)
Basic - Non-GAAP	$0.10	$0.09	$0.06	$0.33	$0.02

Diluted - GAAP	$0.05	$0.06	$0.02	$0.19	$(0.11)
Diluted - Non-GAAP	$0.10	$0.08	$0.06	$0.31	$0.02
Shares used in computing per share amounts (GAAP)
Basic	52,959	52,266	49,475	51,553	48,798
Diluted	54,637	54,661	51,872	53,825	48,798
Shares used in computing per share amounts (Non-GAAP)
Basic	52,959	52,266	49,475	51,553	48,798
Diluted	54,637	54,661	51,872	53,825	50,723

The adjustments above reconcile the Companys GAAP financial results to the non-GAAP financial measures used by the Company. The Companys non-GAAP financial measures exclude warrant-related charges, stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Companys GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2013 Amounts are subject to completion of managements and its independent registered public accounting firm's customary closing and review procedures.

Contact Information

Investor Contact
Carolyn Bass and Jacob Moelter
Market Street Partners
(415) 445-3235
sprt@marketstreetpartners.com

Media Contact
Seth Geisler
Martin Levy Public Relations, Inc.
(858) 610-9860
seth@martinlevypr.com